Exhibit 10.4

LUMEXA IMAGING HOLDINGS, INC.

2025 EQUITY AND INCENTIVE PLAN

I. INTRODUCTION

1.1 Purposes. The purposes of the Lumexa Imaging Holdings, Inc. 2025 Equity and Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2 Certain Definitions.

“Agreement” means the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” means the Board of Directors of the Company.

“Business Combination” has the meaning set forth in Section 5.8(b)(2)

“Change in Control” has the meaning set forth in Section 5.8(b).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq Stock Market or, if the Common Stock is not listed on the Nasdaq Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, and all rights appurtenant thereto.

“Company” means Lumexa Imaging Holdings, Inc., a corporation organized under the laws of the State of Delaware, or any successor thereto.

“Company Voting Securities” has the meaning set forth in Section 5.8(b)(2)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock reported on the stock exchange on which the shares of Common Stock are principally traded on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing transaction price of a share of Common Stock as reported on the Nasdaq Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on the Nasdaq Stock Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code to the extent applicable; provided, further, in the case of grants made in connection with the Initial Public Offering, Fair Market Value shall mean the price per share at which shares of Common Stock are initially offered for sale to the public by the Company’s underwriters in the Initial Public Offering.

“Free-Standing SAR” means a SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs that are exercised.

“Incentive Stock Option” means an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Directors” has the meaning set forth in Section 5.8(b)(1).

“Initial Public Offering” means the initial public offering of the Common Stock of the Company under the Securities Act of 1933, as amended.

“Legacy Incentive Units” means the Incentive Units granted by Lumexa Imaging Equity Holdco, LLC (formerly US Radiology Specialists Holdings, LLC) under the Lumexa Imaging Equity Holdco, LLC 2018 Equity Incentive Plan.

“Non-Employee Director” means any member of the Board who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” means an option to purchase shares of Common Stock which is not an Incentive Stock Option.

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“Non-Qualifying Transaction” has the meaning set forth in Section 5.8(b)(2)

“Other Stock Award” means an award granted pursuant to Section 3.4 of the Plan.

“Parent Corporation” has the meaning set forth in Section 5.8(b)(2)

“Performance Award” means a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” means the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest in an award. Such criteria and objectives may include one or more of the following corporate-wide or subsidiary, division, operating unit, line of business, project, geographic or individual measures: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, patient or customer acquisition, business expansion, cost targets, patient or customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, acquisitions or divestitures, research and development achievements, coverage decisions, licenses, collaborations, joint ventures or promotional arrangements and such other goals as the Committee may determine whether or not listed herein, or any combination of the foregoing. Each such goal may be expressed on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude objective or subjective determinable components of any performance measure, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events

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affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” means any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Replacement Award” means the option awards, Restricted Stock or Other Stock Awards granted as a replacement of the Legacy Incentive Units.

“Restricted Stock” means shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” means an award of Restricted Stock under this Plan.

“Restricted Stock Unit” means a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” means an award of Restricted Stock Units under this Plan.

“Restriction Period” means any period designated by the Committee during which either (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” means a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” means a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

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“Substitute Award” means an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or shares, or upon the substitution of Replacement Awards for the Legacy Incentive Units in connection with the Initial Public Offering.

“Surviving Corporation” has the meaning set forth in Section 5.8(b)(2)

“Tandem SAR” means an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” has the meaning set forth in Section 5.5.

“Ten Percent Holder” has the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

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The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board or the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

To the maximum extent permitted by applicable law, no member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Amended and Restated Certificate of Incorporation and/or Amended and Restated Bylaws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors and agents and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time as well as recipients of Replacement Awards. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent to the extent permitted by applicable law. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on a leave of absence. Beginning in fiscal year 2026, the aggregate value of cash compensation and the grant date fair value of Shares that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director, for his or her services as a Non-Employee Director, shall not exceed $750,000; provided, however, that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company.

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1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, 6,100,839 shares of Common Stock shall initially be available for all awards under this Plan, other than Substitute Awards. Subject to adjustment as provided in Section 5.7, no more than 6,100,839 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of shares of Common Stock available under the Plan shall increase annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2026, and continuing until (and including) the fiscal year ending December 31, 2035, with such annual increase equal to the lesser of (i) 5% of the number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, and (ii) an amount determined by the Board. The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to the number of shares subject to awards granted under this Plan, other than Substitute Awards. For the avoidance of doubt, the number of shares of Common Stock available under the Plan shall not be reduced by awards granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation, or acquisition of property or shares, or upon the substitution of Replacement Awards for the Legacy Incentive Units in connection with the Initial Public Offering.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan shall not again be available for issuance under this Plan if such shares are repurchased by the Company on the open market with the proceeds of an option exercise. Shares of Common Stock subject to an award under this Plan, other than Substitute Awards, shall again be available for issuance under this Plan if such shares are (i) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR or (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

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Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. For the avoidance of doubt, the Shares with respect to any option awards shall constitute “service recipient stock” under Section 409A of the Code. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option unless, in the case of a Nonqualified Stock Option, the participant is not subject to Section 409A of the Code or the option is otherwise designed to be exempt from or compliant with Section 409A of the Code; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

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(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option may be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option may not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash; (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value; determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise; (E) in any other form of legal consideration that may be acceptable to the Committee and specified in the Agreement; or (F) a combination of (A), (B), (C) and (E), in each case to the extent set forth in the Agreement relating to the option; (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option; and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. For the avoidance of doubt, the Shares with respect to any SARs shall constitute “service recipient stock” under Section 409A of the Code. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

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(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted) unless the participant is not subject to Section 409A of the Code or the Free-Standing SAR is otherwise designed to be exempt from or compliant with Section 409A of the Code.

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR may be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR may be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised by (i) giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised by (A) giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

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2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

2.4 No Repricing. The Committee shall not, without the approval of the shareholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a Share on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the

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specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

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(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4 Other Stock Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to performance-based vesting conditions shall be subject to the same vesting conditions as the underlying awards.

3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

IV. PERFORMANCE AWARDS

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

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4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

V. GENERAL

5.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval and, if approved, shall become effective as of the date of such stockholder approval. This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

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Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board.

5.2 Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the Nasdaq Stock Market, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 1.4 or the prohibition on repricing set forth in Section 2.4; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned

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whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise, (E) any other form of payment that may be acceptable to the Committee and specified in the Agreement or (F) any combination of (A), (B), (C) and (E), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as shall not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

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5.8 Change in Control.

(a) Subject to the terms of the applicable award Agreements, in the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion:

(1)

require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2)

require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(3)

require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(1), whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(1); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company

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pursuant to such Change in Control, or a parent corporation thereof, or other property having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares or other property pursuant to clause (ii) above.

(b) For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if:

(1)

During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(2)

Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (2) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary; (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (C) by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

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(3)

The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (1) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (2) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(4)	The consummation of a sale of all or substantially all of the Company’s assets or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

In no event shall a Change in Control include any bona fide primary or secondary public offering following the occurrence of the Initial Public Offering of the Company. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (i) solely because any person acquires beneficial ownership of 50% or more of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur or (ii) as a result of the disposition of securities in the Company by Welsh, Carson, Anderson & Stowe or any affiliates thereof or affiliated funds pursuant to an Initial Public Offering or any secondary offering of the Company’s equity.

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Solely with respect to any award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

5.9 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

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5.13 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law or applicable listing standards.

5.14 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.15 Section 409A. To the extent that the Board determines that any award granted hereunder is subject to Section 409A of the Code, the Plan and applicable Agreement will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in the Plan (and unless the Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a holder holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such holder’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

5.16 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

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LUMEXA IMAGING HOLDINGS, INC.

2025 EQUITY AND INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Lumexa Imaging Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the individual (the “Holder”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the provisions of the Lumexa Imaging Holdings, Inc. 2025 Equity and Incentive Plan (the “Plan”), a restricted stock award (the “Award”) with respect to the number of shares of the Company’s Common Stock, par value $0.001 per share (“Stock”) set forth in the Award Notice, upon and subject to the restrictions, terms and conditions set forth in the Plan and this agreement (the “Agreement”). In connection with the reorganization of the Company and its subsidiaries and the Company’s initial public offering (the “IPO”), this Award is granted to Holder in exchange for the unvested award of Incentive Units of Lumexa Imaging Equity Holdco, LLC (“Holdco”) previously granted to Holder pursuant to the Lumexa Imaging Equity Holdco, LLC 2018 Equity Incentive Plan and the Common Unit Certificate, by and between Holder and Holdco and referenced in the Award Notice (the “Prior Award”). Capitalized terms not defined herein shall have the meanings specified in the Plan.

1. Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Holder (a) accepts this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Company (or electronically accepts this Agreement within the Holder’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect), (b) if required by the Company, executes and returns one or more irrevocable stock powers to facilitate the transfer to the Company (or its assignee or nominee) of all or a portion of the shares of Stock subject to the Award if any shares of Stock are forfeited pursuant to Section 4 or if required under applicable laws or regulations and (c) agrees to abide by all administrative procedures established by the Company or its stock plan administrator, including any procedures requiring the Holder to notify the Company of any proposed sale of any Stock acquired upon the vesting of this Award. As soon as practicable after the Holder has executed such documents and returned them to the Company, the Company shall cause to be issued in the Holder’s name the total number of shares of Stock subject to the Award.

2. Rights as a Stockholder. Except as otherwise provided in this Agreement, the Holder shall have all rights as a holder of the Stock subject to the Award, including, without limitation, the right to receive dividends and other distributions thereon, and the right to participate in any capital adjustment applicable to all holders of Stock unless and until such shares are forfeited pursuant to Section 4 hereof; provided, however, that each distribution with respect to shares of Stock, shall be delivered to the Company (and the Holder shall, if requested by the Company and to the extent applicable in the case of stock dividends, execute and return one or more irrevocable stock powers related thereto) and shall be subject to the same restrictions as the shares of Stock with respect to which such dividend or other distribution was made. For the avoidance of doubt, the Holder shall be the beneficial owner of the Stock.

3. Custody and Delivery of Shares. The shares of Stock subject to the Award shall be held by the Company or by a custodian in book entry form, with restrictions on the shares of Stock duly noted, until such Award shall have vested pursuant to Section 4 hereof. Alternatively, in the sole discretion of the Company, the Company shall hold a certificate or certificates representing the shares of Stock subject to the Award until such Award shall have vested pursuant to Section 4 hereof. After all or any portion of the Award shall have vested pursuant to Section 4 hereof, the Company shall, subject to Section 6.1 hereof, transfer the vested shares of Stock on its books or deliver the certificate or certificates for the vested shares of Stock, as applicable, to a brokerage account in the name of the Holder as designated by the Holder. If the Company delivers certificate(s) for the vested shares of Stock pursuant to the foregoing sentence, the Company shall also destroy the stock power or powers relating to such vested Stock delivered by the Holder pursuant to Section 1 hereof; provided that, if such stock power or powers also relate to unvested Stock, the Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to the Company of one or more stock powers relating to such unvested Stock.

4. Restriction Period and Vesting. The Award shall vest in accordance with the vesting schedule set forth in the Award Notice if, and only if, the Holder is, and has been, continuously (except for any absence for vacation, leave, etc. in accordance with the Company’s or its Subsidiaries’ policies): (i) employed by the Company or any of its Subsidiaries; (ii) serving as a Non-Employee Director; or (iii) providing services to the Company or any of its Subsidiaries as a consultant, in each case, from the date of this Agreement through and including the Vesting Date specified in the Award Notice; provided, however, if the IPO does not close on prior to the one-month anniversary of the Grant Date, the Award shall be forfeited for no consideration. The period of time prior to the vesting shall be referred to herein as the “Restriction Period.”

5. Transfer Restrictions and Investment Representation.

5.1. Nontransferability of Award. During the Restriction Period, the Award may not be offered, sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) by the Holder or be subject to execution, attachment or similar process other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of such shares shall be null and void.

5.2. Investment Representation. The Holder hereby represents and covenants that (a) any share of Stock acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), unless such acquisition has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Holder shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of vesting of any shares of Stock hereunder or (y) is true and correct as of the date of any sale of any such share, as applicable. As a further condition precedent to the delivery to the Holder of any shares of Stock subject to the Award, the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board shall in its sole discretion deem necessary or advisable.

5.3. Holdback. Holder agrees not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 180 days after the effectiveness of the IPO (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Standoff Period”), except as part of such underwritten registration if otherwise permitted. In addition, Holder agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters which are consistent with the terms of this Section 5.3. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5.4. Legends. The Holder understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Stock together with any other legends that may be required by the Company or by state or federal securities laws:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF A RESTRICTED STOCK AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND LUMEXA IMAGING HOLDINGS, INC. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICES OF, AND WILL BE MADE AVAILABLE FOR A PROPER PURPOSE BY, THE CORPORATE SECRETARY OF LUMEXA IMAGING HOLDINGS, INC.

5.5. Stop-Transfer Notices. The Holder agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

5.6. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares of Stock shall have been so transferred.

6. Additional Terms and Conditions of Award.

6.1. Withholding Taxes.

(a) As a condition precedent to the delivery of the Stock or at such time as required by Section 6.8, Holder shall, upon request by the Company, pay to the Company and/or the relevant employing company (the “Relevant Company”), such amount of cash as the Relevant Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and/or pay over as income or other withholding taxes (including, for the avoidance of doubt, any income tax, social charges, national insurance contributions (excluding employer national insurance contributions) or other similar withholding taxes and including any interest and penalties thereon) (the “Required Tax Payments”) with respect to the Award. If Holder shall fail to advance the Required Tax Payments after request by the Relevant Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company, a Subsidiary or the Relevant Company to Holder.

(b) Holder may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (i) a cash payment to the Relevant Company; (ii) delivery to the Relevant Company (either actual delivery or by attestation procedures established by the Relevant Company) of previously owned whole shares of Stock having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises (the “Tax Date”), equal to the Required Tax Payments; (iii) authorizing the Relevant Company to withhold whole shares of Stock which would otherwise be delivered to Holder having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments; (iv) except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Relevant Company to whom Holder has submitted an irrevocable notice of sale or (v) any combination of (i), (ii), (iii) and (iv). Shares to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments (or such higher withholding rate permitted by the Committee). Any fraction of a share which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by Holder. No shares or certificate representing shares shall be issued or delivered until the Required Tax Payments have been satisfied in full.

6.2. Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Stock to change, such as a share dividend, share split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the terms of this Award (including the number and class of securities subject hereto) shall be appropriately adjusted by the Committee in accordance with Section 5.7 of the Plan. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of the Holder. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

6.3. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares of Stock subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Stock subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

6.4. Delivery of Stock. Subject to Section 6.1, upon the vesting of the Award, the Company shall deliver or cause to be delivered to the Holder the vested shares of Stock in accordance with Section 3. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 6.1.

6.5. Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Holder, or any provision of the Agreement or the Plan, give or be deemed to give the Holder any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time.

6.6. Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

6.7. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

6.8. Taxation; Section 83(b) Election. The Holder understands that the Holder is solely responsible for all tax consequences to the Holder in connection with this Award. The Holder represents that the Holder has consulted with any tax consultants the Holder deems advisable in connection with the Award and that the Holder is not relying on the Company for any tax advice. By accepting this Agreement, the Holder agrees that, if the Holder is subject to U.S. taxation, the Holder shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, in the form of Exhibit A attached hereto, to include in the Holder’s gross income the excess, if any, of the Fair Market Value of the Restricted Shares subject to the Award as of such date over the Fair Market Value of the Restricted Interests exchanged for such Restricted Shares. The Holder further agrees to deliver the executed Section 83(b) election to the Company for filing with the Internal Revenue Service within five days following the date hereof.

6.9. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Lumexa Imaging Holdings, Inc., Attn: Chief People Officer, 4200 Six Forks Road, Suite 1000, Raleigh, North Carolina, 27609, and if to the Holder, to the last known mailing address of the Holder contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

6.10. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the Code, shall be governed by the laws of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws, and subject to the exclusive jurisdiction of the Delaware courts.

6.11. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan (including, without limitation, Section 5.8 of the Plan) and shall be interpreted in accordance therewith. In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control. The Holder hereby acknowledges receipt of a copy of the Plan.

6.12. Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the shares of Stock subject to this Award and supersede in their entirety the Prior Award and all prior undertakings and agreements of the Company and the Holder with respect to such shares of Stock, and may not be modified adversely to the Holder’s interest except by means of a writing signed by the Company and the Holder.

6.13. Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

6.14. Amendment and Waiver. The Company may amend the provisions of this Agreement at any time; provided that an amendment that would adversely affect the Holder’s rights under this Agreement shall be subject to the written consent of the Holder. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

6.15. Counterparts. The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

EXHIBIT A

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY

IN GROSS INCOME

IN YEAR OF TRANSFER UNDER CODE SECTION 83(b)

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include the value of the property described below in gross income in the year of transfer and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and social security number of the undersigned:

[Name]

[Address]

[Social Security Number]

2.

A description of the property with respect to which the election is being made: __________ shares of common stock, par value $0.001 per share, of Lumexa Imaging Holdings, Inc., a Delaware corporation, granted to the undersigned as restricted shares.

3.	The date on which the property was transferred: _________. The taxable year for which such election is made: calendar 202__.

4.	The restrictions to which the property is subject: If the employment of the undersigned terminates prior to specified dates, the undersigned will forfeit the property transferred to the undersigned.

5.	The fair market value on _____________, 20__ of the property with respect to which the election is being made: $_____ per share.

6.	The amount paid for such property: $_____ per share.

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(d).

Dated: ________ __, 20__	«Name»

LUMEXA IMAGING HOLDINGS, INC.

2025 EQUITY AND INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Lumexa Imaging Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the individual (the “Holder”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the provisions of the Lumexa Imaging Holdings, Inc. 2025 Equity and Incentive Plan (the “Plan”), a restricted stock award (the “Award”) with respect to the number of shares of the Company’s Common Stock, par value $0.001 per share (“Stock”) set forth in the Award Notice, upon and subject to the restrictions, terms and conditions set forth in the Plan and this agreement (the “Agreement”). In connection with the reorganization of the Company and its subsidiaries and the Company’s initial public offering (the “IPO”), this Award is granted to Holder in exchange for the unvested award of Incentive Units of Lumexa Imaging Equity Holdco, LLC (“Holdco”) previously granted to Holder pursuant to the Lumexa Imaging Equity Holdco, LLC 2018 Equity Incentive Plan and the Common Unit Certificate, by and between Holder and Holdco and referenced in the Award Notice (the “Prior Award”). Capitalized terms not defined herein shall have the meanings specified in the Plan.

1. Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Holder (a) accepts this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Company (or electronically accepts this Agreement within the Holder’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect), (b) if required by the Company, executes and returns one or more irrevocable stock powers to facilitate the transfer to the Company (or its assignee or nominee) of all or a portion of the shares of Stock subject to the Award if any shares of Stock are forfeited pursuant to Section 4 or if required under applicable laws or regulations and (c) agrees to abide by all administrative procedures established by the Company or its stock plan administrator, including any procedures requiring the Holder to notify the Company of any proposed sale of any Stock acquired upon the vesting of this Award. As soon as practicable after the Holder has executed such documents and returned them to the Company, the Company shall cause to be issued in the Holder’s name the total number of shares of Stock subject to the Award.

2. Rights as a Stockholder. Except as otherwise provided in this Agreement, the Holder shall have all rights as a holder of the Stock subject to the Award, including, without limitation, the right to receive dividends and other distributions thereon, and the right to participate in any capital adjustment applicable to all holders of Stock unless and until such shares are forfeited pursuant to Section 4 hereof; provided, however, that each distribution with respect to shares of Stock, shall be delivered to the Company (and the Holder shall, if requested by the Company and to the extent applicable in the case of stock dividends, execute and return one or more irrevocable stock powers related thereto) and shall be subject to the same restrictions as the shares of Stock with respect to which such dividend or other distribution was made. For the avoidance of doubt, the Holder shall be the beneficial owner of the Stock.

3. Custody and Delivery of Shares. The shares of Stock subject to the Award shall be held by the Company or by a custodian in book entry form, with restrictions on the shares of Stock duly noted, until such Award shall have vested pursuant to Section 4 hereof. Alternatively, in the sole discretion of the Company, the Company shall hold a certificate or certificates representing the shares of Stock subject to the Award until such Award shall have vested pursuant to Section 4 hereof. After all or any portion of the Award shall have vested pursuant to Section 4 hereof, the Company shall, subject to Section 6.1 hereof, transfer the vested shares of Stock on its books or deliver the certificate or certificates for the vested shares of Stock, as applicable, to a brokerage account in the name of the Holder as designated by the Holder. If the Company delivers certificate(s) for the vested shares of Stock pursuant to the foregoing sentence, the Company shall also destroy the stock power or powers relating to such vested Stock delivered by the Holder pursuant to Section 1 hereof; provided that, if such stock power or powers also relate to unvested Stock, the Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to the Company of one or more stock powers relating to such unvested Stock.

4. Restriction Period and Vesting. The Award shall vest in accordance with the vesting schedule set forth in the Award Notice if, and only if, (i) the Performance Goal(s) has been achieved and (ii) the Holder is, and has been, continuously (except for any absence for vacation, leave, etc. in accordance with the Company’s or its Subsidiaries’ policies): (a) employed by the Company or any of its Subsidiaries; (b) serving as a Non-Employee Director; or (c) providing services to the Company or any of its Subsidiaries as a consultant, in each case, from the date of this Agreement through and including the achievement of the Performance Goal specified in the Award Notice; provided, however, if the IPO does not close on prior to the one-month anniversary of the Grant Date, the Award shall be forfeited for no consideration. The period of time prior to the vesting shall be referred to herein as the “Restriction Period.”

5. Transfer Restrictions and Investment Representation.

5.1. Nontransferability of Award. During the Restriction Period, the Award may not be offered, sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) by the Holder or be subject to execution, attachment or similar process other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of such shares shall be null and void.

5.2. Investment Representation. The Holder hereby represents and covenants that (a) any share of Stock acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), unless such acquisition has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Holder shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of vesting of any shares of Stock hereunder or (y) is true and correct as of the date of any sale of any such share, as applicable. As a further condition precedent to the delivery to the Holder of any shares of Stock subject to the Award, the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board shall in its sole discretion deem necessary or advisable.

5.3. Holdback. Holder agrees not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 180 days after the effectiveness of the IPO (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Standoff Period”), except as part of such underwritten registration if otherwise permitted. In addition, Holder agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters which are consistent with the terms of this Section 5.3. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5.4. Legends. The Holder understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Stock together with any other legends that may be required by the Company or by state or federal securities laws:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF A RESTRICTED STOCK AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND LUMEXA IMAGING HOLDINGS, INC. A COPY OF SUCH AGREEMENT IS ON FILE IN THE OFFICES OF, AND WILL BE MADE AVAILABLE FOR A PROPER PURPOSE BY, THE CORPORATE SECRETARY OF LUMEXA IMAGING HOLDINGS, INC.

5.5. Stop-Transfer Notices. The Holder agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

5.6. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares of Stock shall have been so transferred.

6. Additional Terms and Conditions of Award.

6.1. Withholding Taxes.

(a) As a condition precedent to the delivery of the Stock or at such time as required by Section 6.8, Holder shall, upon request by the Company, pay to the Company and/or the relevant employing company (the “Relevant Company”), such amount of cash as the Relevant Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and/or pay over as income or other withholding taxes (including, for the avoidance of doubt, any income tax, social charges, national insurance contributions (excluding employer national insurance contributions) or other similar withholding taxes and including any interest and penalties thereon) (the “Required Tax Payments”) with respect to the Award. If Holder shall fail to advance the Required Tax Payments after request by the Relevant Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company, a Subsidiary or the Relevant Company to Holder.

(b) Holder may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (i) a cash payment to the Relevant Company; (ii) delivery to the Relevant Company (either actual delivery or by attestation procedures established by the Relevant Company) of previously owned whole shares of Stock having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises (the “Tax Date”), equal to the Required Tax Payments; (iii) authorizing the Relevant Company to withhold whole shares of Stock which would otherwise be delivered to Holder having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments; (iv) except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Relevant Company to whom Holder has submitted an irrevocable notice of sale or (v) any combination of (i), (ii), (iii) and (iv). Shares to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments (or such higher withholding rate permitted by the Committee). Any fraction of a share which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by Holder. No shares or certificate representing shares shall be issued or delivered until the Required Tax Payments have been satisfied in full.

6.2. Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Stock to change, such as a share dividend, share split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the terms of this Award (including the number and class of securities subject hereto) shall be appropriately adjusted by the Committee in accordance with Section 5.7 of the Plan. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of the Holder. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

6.3. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares of Stock subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Stock subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

6.4. Delivery of Stock. Subject to Section 6.1, upon the vesting of the Award, the Company shall deliver or cause to be delivered to the Holder the vested shares of Stock in accordance with Section 3. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 6.1.

6.5. Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Holder, or any provision of the Agreement or the Plan, give or be deemed to give the Holder any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time.

6.6. Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

6.7. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

6.8. Taxation; Section 83(b) Election. The Holder understands that the Holder is solely responsible for all tax consequences to the Holder in connection with this Award. The Holder represents that the Holder has consulted with any tax consultants the Holder deems advisable in connection with the Award and that the Holder is not relying on the Company for any tax advice. By accepting this Agreement, the Holder agrees that, if the Holder is subject to U.S. taxation, the Holder shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, in the form of Exhibit A attached hereto, to include in the Holder’s gross income the excess, if any, of the Fair Market Value of the Restricted Shares subject to the Award as of such date over the Fair Market Value of the Restricted Interests exchanged for such Restricted Shares. The Holder further agrees to deliver the executed Section 83(b) election to the Company for filing with the Internal Revenue Service within five days following the date hereof.

6.9. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Lumexa Imaging Holdings, Inc., Attn: Chief People Officer, 4200 Six Forks Road, Suite 1000, Raleigh, North Carolina, 27609, and if to the Holder, to the last known mailing address of the Holder contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

6.10. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the Code, shall be governed by the laws of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws, and subject to the exclusive jurisdiction of the Delaware courts.

6.11. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan (including, without limitation, Section 5.8 of the Plan) and shall be interpreted in accordance therewith. In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control. The Holder hereby acknowledges receipt of a copy of the Plan.

6.12. Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the shares of Stock subject to this Award and supersede in their entirety the Prior Award and all prior undertakings and agreements of the Company and the Holder with respect to such shares of Stock, and may not be modified adversely to the Holder’s interest except by means of a writing signed by the Company and the Holder.

6.13. Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

6.14. Amendment and Waiver. The Company may amend the provisions of this Agreement at any time; provided that an amendment that would adversely affect the Holder’s rights under this Agreement shall be subject to the written consent of the Holder. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

6.15. Counterparts. The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

6.16. Award Subject to Clawback. The Award and any shares of Stock delivered pursuant to the Award are subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any clawback policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing rules thereunder, or as otherwise required by law or applicable listing standards.

EXHIBIT A

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY

IN GROSS INCOME

IN YEAR OF TRANSFER UNDER CODE SECTION 83(b)

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include the value of the property described below in gross income in the year of transfer and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and social security number of the undersigned:

[Name]

[Address]

[Social Security Number]

2.

A description of the property with respect to which the election is being made: __________ shares of common stock, par value $0.001 per share, of Lumexa Imaging Holdings, Inc., a Delaware corporation, granted to the undersigned as restricted shares.

3.	The date on which the property was transferred: _________. The taxable year for which such election is made: calendar 202__.

4.	The restrictions to which the property is subject: If the employment of the undersigned terminates prior to specified dates, the undersigned will forfeit the property transferred to the undersigned.

5.	The fair market value on _____________, 20__ of the property with respect to which the election is being made: $_____ per share.

6.	The amount paid for such property: $_____ per share.

A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(d).

Dated: ________ __, 20__	«Name»

LUMEXA IMAGING HOLDINGS, INC.

2025 EQUITY AND INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Lumexa Imaging Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the individual (the “Holder”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the provisions of the Lumexa Imaging Holdings, Inc. 2025 Equity and Incentive Plan (the “Plan”), a restricted stock unit award (the “Award”) with respect to the number of shares of the Company’s Common Stock, par value $0.001 per share (“Stock”), set forth in the Award Notice, upon and subject to the restrictions, terms and conditions set forth in the Plan and this agreement (the “Agreement”). Capitalized terms not defined herein shall have the meanings specified in the Plan.

1. Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Holder accepts this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Company or electronically accepting this Agreement within the Holder’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect.

2. Rights as a Stockholder. The Holder shall not be entitled to any privileges of ownership with respect to the shares of Stock subject to the Award unless and until, and only to the extent, such shares become vested pursuant to Section 3 hereof and the Holder becomes a stockholder of record with respect to such shares. As of each date on which the Company pays a cash dividend to record owners of shares of Stock (a “Dividend Date”), the Holder shall have no entitlement to receive such cash dividend, and the number of shares subject to the Award shall increase by (i) the product of the total number of shares subject to the Award immediately prior to such Dividend Date multiplied by the dollar amount of the cash dividend paid per share of Stock by the Company on such Dividend Date, divided by (ii) the Fair Market Value of a share of Stock on such Dividend Date. Any such additional shares shall be subject to the same vesting conditions and payment terms set forth herein as the shares to which they relate.

3. Restriction Period and Vesting. The Award shall vest in accordance with the vesting schedule set forth in the Award Notice. The period of time prior to the full vesting of the Award shall be referred to herein as the “Restriction Period.”

4. Issuance or Delivery of Shares. Subject to Section 6.13 and except as otherwise provided for herein, within 30 days after the vesting of the Award, the Company shall issue or deliver, subject to the conditions of this Agreement, the vested shares of Stock to the Holder. Such issuance or delivery shall be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such issuance or delivery, except as otherwise provided in Section 6. Prior to the issuance to the Holder of the shares of Stock subject to the Award, the Holder shall have no direct or secured claim in any specific assets of the Company or in such shares of Stock, and will have the status of a general unsecured creditor of the Company.

5. Transfer Restrictions and Investment Representation.

5.1. Non-Transferability of Award. The Award may not be transferred by the Holder other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, the Award may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Award, the Award and all rights hereunder shall immediately become null and void.

5.2. Investment Representation. The Holder hereby covenants that (a) any sale of any share of Stock acquired upon the vesting of the Award shall be made either pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws and (b) the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the shares and, in connection therewith, shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable.

6. Additional Terms and Conditions of Award.

6.1. Withholding Taxes. (a) As a condition precedent to the delivery to the Holder of any shares of Stock upon vesting of the Award, the Holder shall, upon request by the Company, pay to the Company such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (or such higher withholding amount elected by the Holder) (the “Required Tax Payments”) with respect to the Award. If the Holder shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Holder or withhold shares of Stock.

(b) The Holder may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company; (2) if permitted by the Company, delivery to the Company (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Stock having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Award (the “Tax Date”), equal to the Required Tax Payments; (3) if permitted by the Company, authorizing the Company to withhold from the shares of Stock otherwise to be delivered to the Holder pursuant to the Award, a number of whole shares having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments; (4) except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom Holder has submitted an irrevocable notice of sale or (5) any combination of (1), (2), (3) and (4). Shares to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments (or, if approved by the Committee, such higher rate that will not cause adverse accounting consequences). Any fraction of a share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Holder. No shares of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

6.2. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares of Stock subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares hereunder, the shares of Stock subject to the Award shall not be delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

6.3. Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Holder, or any provision of the Agreement or the Plan, give or be deemed to give the Holder any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time.

6.4. Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

6.5. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

6.6. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Lumexa Imaging Holdings, Inc., Attn: Chief People Officer, 4200 Six Forks Road, Suite 1000, Raleigh, North Carolina, 27609, and if to the Holder, to the last known mailing address of the Holder contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

6.7. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

6.8. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan (including, without limitation, Section 5.8) and shall be interpreted in accordance therewith. In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control. The Holder hereby acknowledges receipt of a copy of the Plan.

6.9. Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Holder with respect to the subject matter hereof, and may not be modified adversely to the Holder’s interest except by means of a writing signed by the Company and the Holder.

6.10. Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

6.11. Amendment and Waiver. The Company may amend the provisions of this Agreement at any time; provided that an amendment that would adversely affect the Holder’s rights under this Agreement shall be subject to the written consent of the Holder. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

6.12. Counterparts. The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

6.13. Compliance With Section 409A of the Code. This Award is intended to be exempt from or comply with Section 409A of the Code, and shall be interpreted and construed accordingly, and each payment hereunder shall be considered a separate payment for purposes of Section 409A of the Code. To the extent this Agreement provides for the Award to become vested and be settled upon the Holder’s termination of employment, the applicable shares of Stock shall be transferred to the Holder or his or her beneficiary upon the Holder’s “separation from service,” within the meaning of Section 409A of the Code; provided that if the Holder is a “specified employee,” within the meaning of Section 409A of the Code, then to the extent the Award constitutes nonqualified deferred compensation, within the meaning of Section 409A of the Code, such shares of Stock shall be transferred to the Holder or his or her beneficiary upon the earlier to occur of (i) the six-month anniversary of such separation from service and (ii) the date of the Holder’s death.

6.14. Award Subject to Clawback. The Award and any shares of Stock delivered pursuant to the Award are subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any clawback policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing rules thereunder, or as otherwise required by law or applicable listing standards.

6.15. Protected Rights. Nothing in this Agreement or otherwise is intended to, or does, prohibit the Holder from (i) filing a charge or complaint with, providing truthful information to, or cooperating with an investigation being conducted by a governmental agency (such as the U.S. Equal Employment Opportunity Commission, another other fair employment practices agency, the U.S. National Labor Relations Board, the U.S. Department of Labor, or the U.S. Securities and Exchange Commission (the “SEC”)); (ii) engaging in other legally-protected activities; (iii) giving truthful testimony or making statements under oath in response to a subpoena or other valid legal process or in any legal proceeding; (iv) otherwise making truthful statements as required by law or valid legal process; or (v) disclosing a trade secret in confidence to a governmental official, directly or indirectly, or to an attorney, if the disclosure is made solely for the purpose of reporting or investigating a suspected violation of law. Accordingly, the Holder shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In the event the Holder files a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Holder may disclose the trade secret(s) of the Company to the Holder’s attorney and use the trade secret information in the court proceeding, if the Holder (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. In accordance with applicable law, and notwithstanding any other provision of the Plan or this Agreement, nothing in the Plan, this Agreement or any of any policies or agreements of the Company or any affiliate applicable to the Holder (i) impedes the Holder’s right to communicate with the SEC or any other governmental agency about possible violations of federal securities or other laws or regulations or (ii) requires the Holder to provide any prior notice to the Company or its affiliates or obtain their prior approval before engaging in any such communications.

LUMEXA IMAGING HOLDINGS, INC.

2025 EQUITY AND INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Lumexa Imaging Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the individual (the “Holder”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Grant Date”), pursuant to the provisions of the Lumexa Imaging Holdings, Inc. 2025 Equity and Incentive Plan (the “Plan”), a restricted stock unit award (the “Award”) with respect to the number of shares of the Company’s Common Stock, par value $0.001 per share (“Stock”), set forth in the Award Notice, upon and subject to the restrictions, terms and conditions set forth in the Plan and this agreement (the “Agreement”). Capitalized terms not defined herein shall have the meanings specified in the Plan.

1. Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Holder accepts this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Company or electronically accepting this Agreement within the Holder’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect.

2. Rights as a Stockholder. The Holder shall not be entitled to any privileges of ownership with respect to the shares of Stock subject to the Award unless and until, and only to the extent, such shares become vested pursuant to Section 3 hereof and the Holder becomes a stockholder of record with respect to such shares. As of each date on which the Company pays a cash dividend to record owners of shares of Stock (a “Dividend Date”), the Holder shall have no entitlement to receive such cash dividend, and the number of shares subject to the Award shall increase by (i) the product of the total number of shares subject to the Award immediately prior to such Dividend Date multiplied by the dollar amount of the cash dividend paid per share of Stock by the Company on such Dividend Date, divided by (ii) the Fair Market Value of a share of Stock on such Dividend Date. Any such additional shares shall be subject to the same vesting conditions and payment terms set forth herein as the shares to which they relate.

3. Restriction Period and Vesting. The shares subject to the Award shall vest pursuant to the terms of this Agreement and the Plan based on the achievement of the performance goals set forth in the Award Notice over the performance period set forth in the Award Notice (the “Performance Period”), provided that the Holder remains in continuous employment with the Company through the vesting date set forth in the Award Notice (the “Vesting Date”), and the vested portion of the Award shall be paid to the Holder within seventy (70) days after the Vesting Date. Attainment of the performance goals shall be determined and certified by the Committee in writing prior to the settlement of the Award.

4. Issuance or Delivery of Shares. Subject to Section 6.13 and except as otherwise provided for herein, within 70 days after the vesting of the Award, the Company shall issue or deliver, subject to the conditions of this Agreement, the vested shares of Stock to the Holder. Such issuance or delivery shall be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such issuance or delivery, except as otherwise provided in Section 6. Prior to the issuance to the Holder of the shares of Stock subject to the Award, the Holder shall have no direct or secured claim in any specific assets of the Company or in such shares of Stock, and will have the status of a general unsecured creditor of the Company.

5. Transfer Restrictions and Investment Representation.

5.1. Non-Transferability of Award. The Award may not be transferred by the Holder other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, the Award may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Award, the Award and all rights hereunder shall immediately become null and void.

5.2. Investment Representation. The Holder hereby covenants that (a) any sale of any share of Stock acquired upon the vesting of the Award shall be made either pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws and (b) the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the shares and, in connection therewith, shall execute any documents which the Committee shall in its sole discretion deem necessary or advisable.

6. Additional Terms and Conditions of Award.

6.1. Withholding Taxes. (a) As a condition precedent to the delivery to the Holder of any shares of Stock upon vesting of the Award, the Holder shall, upon request by the Company, pay to the Company such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (or such higher withholding amount elected by the Holder) (the “Required Tax Payments”) with respect to the Award. If the Holder shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Holder or withhold shares of Stock.

(b) The Holder may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company; (2) if permitted by the Company, delivery to the Company (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Stock having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Award (the “Tax Date”), equal to the Required Tax Payments; (3) if permitted by the Company, authorizing the Company to withhold from the shares of Stock otherwise to be delivered to the Holder pursuant to the Award, a number of whole shares having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments; (4) except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom Holder has submitted an irrevocable notice of sale or (5) any combination of (1), (2), (3) and (4). Shares to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments (or, if approved by the Committee, such higher rate that will not cause adverse accounting consequences). Any fraction of a share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Holder. No shares of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

6.2. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the shares of Stock subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares hereunder, the shares of Stock subject to the Award shall not be delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

6.3. Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Holder, or any provision of the Agreement or the Plan, give or be deemed to give the Holder any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time.

6.4. Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

6.5. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

6.6. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Lumexa Imaging Holdings, Inc., Attn: Chief People Officer, 4200 Six Forks Road, Suite 1000, Raleigh, North Carolina, 27609, and if to the Holder, to the last known mailing address of the Holder contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

6.7. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

6.8. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan (including, without limitation, Section 5.8) and shall be interpreted in accordance therewith. In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control. The Holder hereby acknowledges receipt of a copy of the Plan.

6.9. Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Holder with respect to the subject matter hereof, and may not be modified adversely to the Holder’s interest except by means of a writing signed by the Company and the Holder.

6.10. Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

6.11. Amendment and Waiver. The Company may amend the provisions of this Agreement at any time; provided that an amendment that would adversely affect the Holder’s rights under this Agreement shall be subject to the written consent of the Holder. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

6.12. Counterparts. The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

6.13. Compliance With Section 409A of the Code. This Award is intended to be exempt from or comply with Section 409A of the Code, and shall be interpreted and construed accordingly, and each payment hereunder shall be considered a separate payment for purposes of Section 409A of the Code. To the extent this Agreement provides for the Award to become vested and be settled upon the Holder’s termination of employment, the applicable shares of Stock shall be transferred to the Holder or his or her beneficiary upon the Holder’s “separation from service,” within the meaning of Section 409A of the Code; provided that if the Holder is a “specified employee,” within the meaning of Section 409A of the Code, then to the extent the Award constitutes nonqualified deferred compensation, within the meaning of Section 409A of the Code, such shares of Stock shall be transferred to the Holder or his or her beneficiary upon the earlier to occur of (i) the six-month anniversary of such separation from service and (ii) the date of the Holder’s death.

6.14. Award Subject to Clawback. The Award and any shares of Stock delivered pursuant to the Award are subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any clawback policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing rules thereunder, or as otherwise required by law or applicable listing standards.

6.15. Protected Rights. Nothing in this Agreement or otherwise is intended to, or does, prohibit the Holder from (i) filing a charge or complaint with, providing truthful information to, or cooperating with an investigation being conducted by a governmental agency (such as the U.S. Equal Employment Opportunity Commission, another other fair employment practices agency, the U.S. National Labor Relations Board, the U.S. Department of Labor, or the U.S. Securities and Exchange Commission (the “SEC”)); (ii) engaging in other legally-protected activities; (iii) giving truthful testimony or making statements under oath in response to a subpoena or other valid legal process or in any legal proceeding; (iv) otherwise making truthful statements as required by law or valid legal process; or (v) disclosing a trade secret in confidence to a governmental official, directly or indirectly, or to an attorney, if the disclosure is made solely for the purpose of reporting or investigating a suspected violation of law. Accordingly, the Holder shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In the event the Holder files a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Holder may disclose the trade secret(s) of the Company to the Holder’s attorney and use the trade secret information in the court proceeding, if the Holder (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. In accordance with applicable law, and notwithstanding any other provision of the Plan or this Agreement, nothing in the Plan, this Agreement or any of any policies or agreements of the Company or any affiliate applicable to the Holder (i) impedes the Holder’s right to communicate with the SEC or any other governmental agency about possible violations of federal securities or other laws or regulations or (ii) requires the Holder to provide any prior notice to the Company or its affiliates or obtain their prior approval before engaging in any such communications.

LUMEXA IMAGING HOLDINGS, INC.

2025 EQUITY AND INCENTIVE PLAN

Stock Option Agreement

Lumexa Imaging Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the individual (“Optionee”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Option Date”), pursuant to the provisions of the Lumexa Imaging Holdings, Inc. 2025 Equity and Incentive Plan (the “Plan”), an option to purchase from the Company the number of shares of the Common Stock, par value $0.001 per share (“Common Stock”), set forth in the Award Notice at the price per share set forth in the Award Notice (the “Exercise Price”) (the “Option”), upon and subject to the terms and conditions set forth below, in the Award Notice and in the Plan. In connection with the reorganization of the Company and its subsidiaries and the Company’s initial public offering (the “IPO”), this Option is granted to Optionee in exchange for the award of Incentive Units of Lumexa Imaging Equity Holdco, LLC (“Holdco”) previously granted to Optionee pursuant to the Lumexa Imaging Equity Holdco, LLC 2018 Equity Incentive Plan (the “Prior Award”) and the Common Unit Certificate, by and between Optionee and Holdco and referenced in the Option Notice. Capitalized terms not defined herein shall have the meanings specified in the Plan.

1. Option Subject to Acceptance of Agreement. The Option shall be null and void unless Optionee shall accept this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Company (or electronically accepting this Agreement within Optionee’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect).

2. Time and Manner of Exercise of Option.

2.1. Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after the expiration date set forth in the Award Notice (the “Expiration Date”).

2.2. Vesting and Exercise of Option. The Option shall become vested and exercisable in accordance with the vesting schedule set forth in the Award Notice (the “Vesting Schedule”); provided, however, if the IPO does not close on prior to the one-month anniversary of the Option Date, the Option shall be forfeited for no consideration. The period of time prior to the full vesting of the Option shall be referred to herein as the “Vesting Period.” The Option shall be vested and exercisable following a termination of Optionee’s employment according to the following terms and conditions:

(a) Termination due to Death or Disability. If Optionee’s employment with the Company terminates prior to the end of the Vesting Period by reason of Optionee’s death or a termination by the Company due to Disability, then the Option, only to the extent vested on the effective date of such termination of employment, may thereafter be exercised by Optionee or Optionee’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of termination of employment and (ii) the Expiration Date. The unvested portion of the Option shall terminate immediately upon such termination of employment.

(b) Termination other than for Cause, Death or Disability. If Optionee’s employment with the Company terminates prior to the end of the Vesting Period by reason of a termination of Optionee’s employment (i) by the Company for any reason other than for Cause, death or Disability or (ii) by Optionee for any reason, the Option, only to the extent vested on the effective date of such termination of employment, may thereafter be exercised by Optionee until and including the earlier to occur of (i) the date which is ninety (90) days after the date of such termination of employment and (ii) the Expiration Date. The unvested portion of the Option shall terminate immediately upon such termination of employment

(c) Termination for Cause. If Optionee’s employment with the Company terminates by reason of the Company’s termination of Optionee’s employment for Cause, then the Option, whether or not vested, shall terminate immediately upon such termination of employment.

(d) Definitions.

(i) “Affiliate(s)” means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person.

(ii) “Affiliated Physician Practice” means any Person which is engaged in the practice of medicine with respect to which the Parent or any of its Subsidiaries has entered into a management services agreement, business support services agreement or other similar agreement and any Subsidiary of such person.

(iii) Cause. For purposes of this Option, (i) “Cause” shall have the meaning assigned to such term in any written employment or similar agreement between the Company or any of its Subsidiaries and Optionee in effect on the Option Date or (ii) if Optionee is not party to an employment or similar agreement in effect on the Option Date which defines “Cause,” then “Cause” shall mean: (A) Optionee’s misconduct or negligence involving the Company Group; (B) Optionee’s repeated failure to comply with the lawful directives of any supervisory personnel; (C) any criminal act or act of dishonesty or willful misconduct by Optionee or any act of fraud, dishonesty or misappropriation by Optionee involving the Company Group; (D) Optionee’s indictment, conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; (E) the material breach by Optionee of the terms of any confidentiality, trade secrets, non-competition, non-solicitation, employment or similar agreement Optionee has with any member of the Company Group; (F) acts of malfeasance or negligence by Optionee in a matter involving the Company Group; (G) the material failure by Optionee to perform the duties and responsibilities of Optionee’s position; (H) Optionee’s unsatisfactory performance; or (I) activities of Optionee that are damaging to the property, operations, business or reputation of the Company Group.

(iv) “Company Group” means (i) the Company; (ii) the Company’s Subsidiaries; (iii) Holdco; (iv) Affiliated Physician Practices and (e) other controlled Affiliates of Holdco or the Company.

(v) “Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, association, governmental entity, unincorporated entity or other entity.

(vi) Disability. For purposes of this Option, “Disability” shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Company (or, in the event Optionee is subject to Section 16 of the Exchange Act, the Committee) on the basis of such medical evidence as the Company (or, in the event Optionee is subject to Section 16 of the Exchange Act, the Committee) deems warranted under the circumstances.

2.3. Method of Exercise. Subject to the limitations set forth in this Agreement, the Option, to the extent vested, may be exercised by Optionee (a) by delivering to the Company an exercise notice in the form prescribed by the Company specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) either (i) in cash, (ii) to the extent permitted by the Committee, by delivery to the Company (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) to the extent permitted by the Committee, by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (iv) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise or (v) by a combination of (i), (ii) and (iii), and (b) by executing such documents as the Company may reasonably request. No share of Common Stock or certificate representing a share of Common Stock shall be issued or delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 4.1, have been paid.

2.4. Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate, to the extent not earlier terminated pursuant to Section 2.2 or exercised pursuant to Section 2.3, on the Expiration Date. Upon the termination of the Option, the Option and all rights hereunder shall immediately become null and void.

3. Transfer Restrictions and Investment Representations.

3.1. Non-Transferability of Option. The Option may not be transferred by Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, (i) during Optionee’s lifetime the Option is exercisable only by Optionee or Optionee’s legal representative, guardian or similar person and (ii) the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

3.2. Investment Representation. Optionee hereby represents and covenants that (a) any shares of Common Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), unless such purchase has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, Optionee shall submit a written statement, in a form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of any purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

3.3. Holdback. Optionee agrees not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 180 days after the effectiveness of the IPO (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Standoff Period”), except as part of such underwritten registration if otherwise permitted. In addition, Optionee agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters which are consistent with the terms of this Section 3.3. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

4. Additional Terms and Conditions.

4.1. Withholding Taxes. (a) As a condition precedent to the issuance of Common Stock following the exercise of the Option, Optionee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares, such amount as the Company determines is required, under all applicable federal, state, local or other laws or regulations, to be withheld and paid over as income or other withholding taxes (the “Required Tax Payments”) with respect to such exercise of the Option. If Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to Optionee.

(b) Optionee may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (i) a cash payment to the Company; (ii) to the extent permitted by the Committee, delivery to the Company (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises (the “Tax Date”), equal to the Required Tax Payments; (iii) to the extent permitted by the Committee, authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered to Optionee upon exercise of the Option having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments; (iv) except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise or (v) any combination of (i), (ii) and (iii). Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as shall not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). No share of Common Stock or certificate representing a share of Common Stock shall be issued or delivered until the Required Tax Payments have been satisfied in full.

4.2. Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities subject to the Option and the Exercise Price shall be equitably adjusted by the Committee, such adjustment to be made in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

4.3. Compliance with Applicable Law. The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or issuance of shares hereunder, the Option may not be exercised, in whole or in part, and such shares may not be issued, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

4.4. Issuance or Delivery of Shares. Upon the exercise of the Option, in whole or in part, the Company shall issue or deliver, subject to the conditions of this Agreement, the number of shares of Common Stock purchased against full payment therefor. Such issuance shall be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such issuance, except as otherwise provided in Section 4.1.

4.5. Option Confers No Rights as Stockholder. Optionee shall not be entitled to any privileges of ownership with respect to shares of Common Stock subject to the Option unless and until such shares are purchased and issued upon the exercise of the Option, in whole or in part, and Optionee becomes a stockholder of record with respect to such issued shares. Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and issued.

4.6. Option Confers No Rights to Continued Employment. In no event shall the granting of the Option or its acceptance by Optionee, or any provision of this Agreement or the Plan, give or be deemed to give Optionee any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time.

4.7. Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

4.8. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

4.9. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Lumexa Imaging Holdings, Inc., Attn: Chief People Officer, 4200 Six Forks Road, Suite 1000, Raleigh, North Carolina, 27609, and if to Optionee, to the last known mailing address of Optionee contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

4.10. Governing Law. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.11. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan (including, without limitation, Section 5.8 of the Plan) and shall be interpreted in accordance therewith. In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control. Optionee hereby acknowledges receipt of a copy of the Plan.

4.12. Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety the Prior Award and all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee.

4.13. Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

4.14. Amendment and Waiver. The Company may amend the provisions of this Agreement at any time; provided that an amendment that would adversely affect Optionee’s rights under this Agreement shall be subject to the written consent of Optionee. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

4.15. Counterparts. The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

4.16. Protected Rights. Nothing in this Agreement or otherwise is intended to, or does, prohibit Optionee from (i) filing a charge or complaint with, providing truthful information to, or cooperating with an investigation being conducted by a governmental agency (such as the U.S. Equal Employment Opportunity Commission, another other fair employment practices agency, the U.S. National Labor Relations Board, the U.S. Department of Labor, or the U.S. Securities and Exchange Commission (the “SEC”)); (ii) engaging in other legally-protected activities; (iii) giving truthful testimony or making statements under oath in response to a subpoena or other valid legal process or in any legal proceeding; (iv) otherwise making truthful statements as required by law or valid legal process; or (v) disclosing a trade secret in confidence to a governmental official, directly or indirectly, or to an attorney, if the disclosure is made solely for the purpose of reporting or investigating a suspected violation of law. Accordingly, Optionee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In the event Optionee files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Optionee may disclose the trade secret(s) of the Company to Optionee’s attorney and use the trade secret information in the court proceeding, if Optionee (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. In accordance with applicable law, and notwithstanding any other provision of the Plan or this Agreement, nothing in the Plan, this Agreement or any of any policies or agreements of the Company or any affiliate applicable to Optionee (i) impedes Optionee’s right to communicate with the SEC or any other governmental agency about possible violations of federal securities or other laws or regulations or (ii) requires Optionee to provide any prior notice to the Company or its affiliates or obtain their prior approval before engaging in any such communications.

LUMEXA IMAGING HOLDINGS, INC.

2025 EQUITY AND INCENTIVE PLAN

Stock Option Agreement

Lumexa Imaging Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the individual (“Optionee”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Option Date”), pursuant to the provisions of the Lumexa Imaging Holdings, Inc. 2025 Equity and Incentive Plan (the “Plan”), an option to purchase from the Company the number of shares of the Common Stock, par value $0.001 per share (“Common Stock”), set forth in the Award Notice at the price per share set forth in the Award Notice (the “Exercise Price”) (the “Option”), upon and subject to the terms and conditions set forth below, in the Award Notice and in the Plan. In connection with the reorganization of the Company and its subsidiaries and the Company’s initial public offering (the “IPO”), this Option is granted to Optionee in exchange for the award of Incentive Units of Lumexa Imaging Equity Holdco, LLC (“Holdco”) previously granted to Optionee pursuant to the Lumexa Imaging Equity Holdco, LLC 2018 Equity Incentive Plan (the “Prior Award”) and the Common Unit Certificate, by and between Optionee and Holdco and referenced in the Option Notice. Capitalized terms not defined herein shall have the meanings specified in the Plan.

1. Option Subject to Acceptance of Agreement. The Option shall be null and void unless Optionee shall accept this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Company (or electronically accepting this Agreement within Optionee’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect).

2. Time and Manner of Exercise of Option.

2.1. Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after the expiration date set forth in the Award Notice (the “Expiration Date”).

2.2. Vesting and Exercise of Option. The Option shall become vested and exercisable in accordance with the vesting schedule set forth in the Award Notice (the “Vesting Schedule”); provided, however, if the IPO does not close on prior to the one-month anniversary of the Option Date, the Option shall be forfeited for no consideration. The period of time prior to the full vesting of the Option shall be referred to herein as the “Vesting Period.” The Option shall be vested and exercisable following a termination of Optionee’s employment according to the following terms and conditions:

(a) Termination due to Death or Disability. If Optionee’s employment with the Company terminates prior to the end of the Vesting Period by reason of Optionee’s death or a termination by the Company due to Disability, then the Option, only to the extent vested on the effective date of such termination of employment, may thereafter be exercised by Optionee or Optionee’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of termination of employment and (ii) the Expiration Date. The unvested portion of the Option shall terminate immediately upon such termination of employment.

(b) Termination other than for Cause, Death or Disability. If Optionee’s employment with the Company terminates prior to the end of the Vesting Period by reason of a termination of Optionee’s employment (i) by the Company for any reason other than for Cause, death or Disability or (ii) by Optionee for any reason, the Option, only to the extent vested on the effective date of such termination of employment, may thereafter be exercised by Optionee until and including the earlier to occur of (i) the date which is ninety (90) days after the date of such termination of employment and (ii) the Expiration Date. The unvested portion of the Option shall terminate immediately upon such termination of employment

(c) Termination for Cause. If Optionee’s employment with the Company terminates by reason of the Company’s termination of Optionee’s employment for Cause, then the Option, whether or not vested, shall terminate immediately upon such termination of employment.

(d) Definitions.

(i) “Affiliate(s)” means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person.

(ii) “Affiliated Physician Practice” means any Person which is engaged in the practice of medicine with respect to which the Parent or any of its Subsidiaries has entered into a management services agreement, business support services agreement or other similar agreement and any Subsidiary of such person.

(iii) Cause. For purposes of this Option, (i) “Cause” shall have the meaning assigned to such term in any written employment or similar agreement between the Company or any of its Subsidiaries and Optionee in effect on the Option Date or (ii) if Optionee is not party to an employment or similar agreement in effect on the Option Date which defines “Cause,” then “Cause” shall mean: (A) Optionee’s misconduct or negligence involving the Company Group; (B) Optionee’s repeated failure to comply with the lawful directives of any supervisory personnel; (C) any criminal act or act of dishonesty or willful misconduct by Optionee or any act of fraud, dishonesty or misappropriation by Optionee involving the Company Group; (D) Optionee’s indictment, conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; (E) the material breach by Optionee of the terms of any confidentiality, trade secrets, non-competition, non-solicitation, employment or similar agreement Optionee has with any member of the Company Group; (F) acts of malfeasance or negligence by Optionee in a matter involving the Company Group; (G) the material failure by Optionee to perform the duties and responsibilities of Optionee’s position; (H) Optionee’s unsatisfactory performance; or (I) activities of Optionee that are damaging to the property, operations, business or reputation of the Company Group.

(iv) “Company Group” means (i) the Company; (ii) the Company’s Subsidiaries; (iii) Holdco; (iv) Affiliated Physician Practices and (e) other controlled Affiliates of Holdco or the Company.

(v) “Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, association, governmental entity, unincorporated entity or other entity.

(vi) Disability. For purposes of this Option, “Disability” shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Company (or, in the event Optionee is subject to Section 16 of the Exchange Act, the Committee) on the basis of such medical evidence as the Company (or, in the event Optionee is subject to Section 16 of the Exchange Act, the Committee) deems warranted under the circumstances.

2.3. Method of Exercise. Subject to the limitations set forth in this Agreement, the Option, to the extent vested, may be exercised by Optionee (a) by delivering to the Company an exercise notice in the form prescribed by the Company specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) either (i) in cash, (ii) to the extent permitted by the Committee, by delivery to the Company (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) to the extent permitted by the Committee, by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (iv) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise or (v) by a combination of (i), (ii) and (iii), and (b) by executing such documents as the Company may reasonably request. No share of Common Stock or certificate representing a share of Common Stock shall be issued or delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 4.1, have been paid.

2.4. Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate, to the extent not earlier terminated pursuant to Section 2.2 or exercised pursuant to Section 2.3, on the Expiration Date. Upon the termination of the Option, the Option and all rights hereunder shall immediately become null and void.

3. Transfer Restrictions and Investment Representations.

3.1. Non-Transferability of Option. The Option may not be transferred by Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, (i) during Optionee’s lifetime the Option is exercisable only by Optionee or Optionee’s legal representative, guardian or similar person and (ii) the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

3.2. Investment Representation. Optionee hereby represents and covenants that (a) any shares of Common Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), unless such purchase has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, Optionee shall submit a written statement, in a form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of any purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

3.3. Holdback. Optionee agrees not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 180 days after the effectiveness of the IPO (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Standoff Period”), except as part of such underwritten registration if otherwise permitted. In addition, Optionee agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters which are consistent with the terms of this Section 3.3. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

4. Additional Terms and Conditions.

4.1. Withholding Taxes. (a) As a condition precedent to the issuance of Common Stock following the exercise of the Option, Optionee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares, such amount as the Company determines is required, under all applicable federal, state, local or other laws or regulations, to be withheld and paid over as income or other withholding taxes (the “Required Tax Payments”) with respect to such exercise of the Option. If Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to Optionee.

(b) Optionee may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (i) a cash payment to the Company; (ii) to the extent permitted by the Committee, delivery to the Company (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises (the “Tax Date”), equal to the Required Tax Payments; (iii) to the extent permitted by the Committee, authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered to Optionee upon exercise of the Option having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments; (iv) except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise or (v) any combination of (i), (ii) and (iii). Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as shall not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). No share of Common Stock or certificate representing a share of Common Stock shall be issued or delivered until the Required Tax Payments have been satisfied in full.

4.2. Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities subject to the Option and the Exercise Price shall be equitably adjusted by the Committee, such adjustment to be made in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

4.3. Compliance with Applicable Law. The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or issuance of shares hereunder, the Option may not be exercised, in whole or in part, and such shares may not be issued, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

4.4. Issuance or Delivery of Shares. Upon the exercise of the Option, in whole or in part, the Company shall issue or deliver, subject to the conditions of this Agreement, the number of shares of Common Stock purchased against full payment therefor. Such issuance shall be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such issuance, except as otherwise provided in Section 4.1.

4.5. Option Confers No Rights as Stockholder. Optionee shall not be entitled to any privileges of ownership with respect to shares of Common Stock subject to the Option unless and until such shares are purchased and issued upon the exercise of the Option, in whole or in part, and Optionee becomes a stockholder of record with respect to such issued shares. Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and issued.

4.6. Option Confers No Rights to Continued Employment. In no event shall the granting of the Option or its acceptance by Optionee, or any provision of this Agreement or the Plan, give or be deemed to give Optionee any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time.

4.7. Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

4.8. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

4.9. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Lumexa Imaging Holdings, Inc., Attn: Chief People Officer, 4200 Six Forks Road, Suite 1000, Raleigh, North Carolina, 27609, and if to Optionee, to the last known mailing address of Optionee contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

4.10. Governing Law. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.11. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan (including, without limitation, Section 5.8 of the Plan) and shall be interpreted in accordance therewith. In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control. Optionee hereby acknowledges receipt of a copy of the Plan.

4.12. Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety the Prior Award and all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee.

4.13. Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

4.14. Amendment and Waiver. The Company may amend the provisions of this Agreement at any time; provided that an amendment that would adversely affect Optionee’s rights under this Agreement shall be subject to the written consent of Optionee. No course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

4.15. Counterparts. The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

4.16. Protected Rights. Nothing in this Agreement or otherwise is intended to, or does, prohibit Optionee from (i) filing a charge or complaint with, providing truthful information to, or cooperating with an investigation being conducted by a governmental agency (such as the U.S. Equal Employment Opportunity Commission, another other fair employment practices agency, the U.S. National Labor Relations Board, the U.S. Department of Labor, or the U.S. Securities and Exchange Commission (the “SEC”)); (ii) engaging in other legally-protected activities; (iii) giving truthful testimony or making statements under oath in response to a subpoena or other valid legal process or in any legal proceeding; (iv) otherwise making truthful statements as required by law or valid legal process; or (v) disclosing a trade secret in confidence to a governmental official, directly or indirectly, or to an attorney, if the disclosure is made solely for the purpose of reporting or investigating a suspected violation of law. Accordingly, Optionee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In the event Optionee files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Optionee may disclose the trade secret(s) of the Company to Optionee’s attorney and use the trade secret information in the court proceeding, if Optionee (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. In accordance with applicable law, and notwithstanding any other provision of the Plan or this Agreement, nothing in the Plan, this Agreement or any of any policies or agreements of the Company or any affiliate applicable to Optionee (i) impedes Optionee’s right to communicate with the SEC or any other governmental agency about possible violations of federal securities or other laws or regulations or (ii) requires Optionee to provide any prior notice to the Company or its affiliates or obtain their prior approval before engaging in any such communications.

4.17. Award Subject to Clawback. The Award and any shares of Stock delivered pursuant to the Award are subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any clawback policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing rules thereunder, or as otherwise required by law or applicable listing standards.